Filed pursuant to Rule 497
File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock
Sierra Income Corporation
Common Stock

Supplement No. 2 dated June 15, 2017

to

Prospectus dated April 27, 2017

This Prospectus Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 27, 2017 (the “Prospectus”), and Supplement No. 1 to the Prospectus dated May 26, 2017.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

The purpose of this Prospectus Supplement No. 2 to the Prospectus is to reflect an amendment to the existing fee structure of the Company’s Class A shares (“Class A shares”). Under the current fee structure, investors pay a maximum sales load of 9.75% of gross proceeds for Class A shares, which includes up to 7.00% in selling commissions and up to 2.75% in dealer manager fees to SC Distributors LLC, the Company’s dealer manager (the “Dealer Manager”). The Dealer Manager will engage unrelated, third-party participating broker-dealers in connection with the offering of Class A shares. Upon the sale of Class A shares by participating broker-dealers, the Dealer Manager will reallow and pay participating broker-dealers up to: (a) 7.00% of the gross proceeds from their allocated sales of Class A shares; and (b) 2.75% of the gross proceeds for dealer manager fees of Class A shares. No sales load is payable in connection with Class A shares issued under our dividend reinvestment plan.

On June 15, 2017, the Company, SIC Advisors LLC, the Company’s investment adviser (“SIC Advisors”) and the Dealer Manager entered into the First Amendment to the Second Amended and Restated Dealer Manager Agreement (the “First Amendment”). The terms of the First Amendment will become effective with respect to subscriptions of Class A shares submitted beginning on June 16, 2017, which will be deposited into an escrow account pending our acceptance of such subscriptions. If accepted, we expect to close on such subscriptions on June 30, 2017.

Pursuant to the First Amendment, the upfront selling commission was reduced from 7.00% of gross proceeds to up to 3.00% of gross proceeds and the dealer manager fee was reduced from 2.75% of gross proceeds to up to 2.50% of gross proceeds. Further, in connection with the sale of Class A shares by participating broker-dealers, the Dealer Manager will reallow and pay participating broker-dealers up to: (a) 3.00% of the gross proceeds from their allocated sales of Class A shares; and (b) 2.50% of the gross proceeds for dealer manager fees of Class A shares. In addition, SIC Advisors will pay the Dealer Manager, without reimbursement from us, an ongoing distribution and stockholder servicing fee (the “Distribution and Stockholder Servicing Fee”) that accrues daily in an amount equal to 1/365th of up to 1.0% of the net asset value per Class A share as of the end of each quarterly period following the date of purchase on a continuous basis from year to year for certain services. See “Plan of Distribution” in this prospectus supplement for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.

As a result of the foregoing, this Prospectus Supplement No. 2 amends, supplements, and modifies any section of the Prospectus related to the fee structure of the Class A shares. In addition, the sections entitled “Fee and Expenses” and “Plan of Distribution” are updated as described herein.

Amendment to the Fee Structure

Current Public Offering Price

	Price to Public(1)	Maximum Sales Load(2)	Net Proceeds (Before Expenses)
Class A Shares	$8.55	5.50%	$8.08
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(1) Assumes all shares are sold at the current offering price of $8.55 per share.
(2) The sales load includes up to 3.00% of selling commissions and up to 2.50% for dealer manager fees. See “Plan of Distribution - Compensation of the Dealer Manager and Selected Broker-Dealers” in this Prospectus Supplement No. 2. The “dealer manager fee” refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances as described in this prospectus, selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain purchases. In addition, if aggregate selling commissions and dealer manager fees are 5.50%, we may reimburse our dealer manager for additional underwriting expenses. The upfront selling commissions and dealer manager fees will not be paid by you for shares issued under our distribution reinvestment plan. The table above excludes ongoing distribution and stockholder servicing fees, which our Adviser will pay the Dealer Manager in connection with Class A shares (excluding shares issued pursuant to the dividend reinvestment plan), without reimbursement from us, in an amount that accrues daily equal to up to 1/365th of 1.0% of the net asset value per share as of the end of each quarterly period following the date of purchase of the share. See “Plan of Distribution” in this prospectus supplement for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.

With respect to Class A shares, because you will pay a sales load of up to 5.50% and offering expenses of approximately 0.28%, if you invest $100 in our shares and pay the full sales load, approximately $94.22 of your investment will actually be available to us for investment in portfolio companies. If you are eligible to purchase shares without a selling commission, then approximately $97.22 of your $100 investment will be available to us for investment in portfolio companies. As a result, based on a current public offering price of $8.55 per Class A share, you would have to experience a total return on your investment of 6.13% in order to recover these expenses. See “Estimated Use of Proceeds” in the Prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Class A shares will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses.

Class A
Stockholder transaction expenses (as a percentage of offering price)(1)
Sales load(2)	5.50%
Offering expenses(3)	0.28%
Distribution reinvestment plan fees(4)	None
Maximum Contingent Deferred Sales Charge	—
Total stockholder transaction expenses	5.78%
Annual expenses (as a percentage of average net assets attributable to common shares)(5)
Base Management fee(6)	3.10%
Incentive fees (20% of investment income and capital gains)(7)	0.91%
Interest payments on borrowed funds(8)	2.40%
Acquired fund fees and expenses(9)	—
Other expenses(10)	1.30%
Total annual expenses	7.71%
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(1)
Amount assumes we sell $79 million worth of our common stock in the next twelve months. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. As of March 31, 2017, we had net assets of approximately $779 million. Assuming we raise an additional $79 million over the twelve months ended March 31, 2018, we would receive net proceeds of approximately $74 million, resulting in estimated net assets of approximately $854 million, and average net assets of approximately $817 million. There can be no assurance that we will sell $74 million worth of our common stock in the next twelve months.

(2)
As shares are sold, you will pay a maximum sales load of 5.50% for Class A shares for combined upfront selling commissions and dealer manager fees to our dealer manager in accordance with the terms of the dealer manager agreement, which we refer to in this prospectus as the dealer manager agreement, as amended. Our dealer manager will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow and pay participating broker-dealers up to: (a) 3.00% of the gross proceeds from their allocated sales of Class A and (b) 2.50% for dealer manager fees of Class A shares. See “Plan of Distribution” in the Prospectus for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. The Distribution and Stockholder Servicing Fee will be paid with respect to ongoing services provided to our stockholders, which ongoing services may include providing ongoing or regular account or portfolio maintenance for the stockholder, assisting with recordkeeping, responding to investor inquiries regarding dividends, providing services to investors related to the share repurchase program, offering to meet with the stockholder to provide overall guidance on the stockholder’s investment in us or to answer questions about the account statement or valuations, and/or providing other similar services as the stockholder may reasonably require in connection with his or her investment.

(3)
This amount is based upon the Company’s projected offering expenses for the next twelve months. We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. We will also pay a $25.00 fee to Strategic Capital, an affiliate of our dealer manager, for each subscription agreement that Strategic Capital reviews and/or processes.

(4)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan” in the Prospectus.

(5)
Amount assumes we sell $51 million worth of Class A shares in the next twelve months. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise less than $51 million, our expenses as a percentage of average net assets may be significantly higher. There can be no assurance that we will sell $51 million worth of Class A shares.

(6)
Our base management fee is calculated at an annual rate of 1.75%, based on our gross assets, and is payable quarterly in arrears. See “Investment Advisory Agreement and Fees” in the Prospectus. If we borrow funds equal to 51.33% of net assets, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes).

(7)
Incentive fees in the table are based on the actual fees incurred for the trailing twelve months ended March 31, 2017. We may have capital gains and investment income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into two parts:

i. a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding quarter, will equal 20% of the amount of our pre-incentive fee net investment income; and
ii. an incentive fee on capital gains that will equal 20% of our capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and The incentive fees are based on our performance and will not be paid unless we achieve certain goals. We will record an expense accrual relating to the capital gains incentive fee payable by us to our investment advisor (but not paid) when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to our investment advisor if we were to sell our investment portfolio at such time. The amount in the table assumes that no incentive fees on capital gains will be paid for the following 12-month period which is based on the actual realized capital gains (losses) for the trailing twelve months ended March 31, 2017 and the unrealized appreciation (depreciation) of our assets investments as of such date and assumes that all such unrealized appreciation (depreciation) is converted to realized capital gains (losses) on such date. See “Investment Advisory Agreement and Fees” in the Prospectus for more information concerning the incentive fees.

(8)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 73.85% of our estimated future net assets and that the average annual interest rate on the amount borrowed is 3.11%. Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.

(9)
As we have no intention of investing in the securities or other investment instruments of registered investment companies, BDCs or other investment funds, we have not included any such expenses in this line item.

(10)
Other Expenses, including expenses incurred in connection with administering our business, are based on actual amounts for the preceding 12-month period and includes accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel and fees payable to our independent directors

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in Class A shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses remain at the levels set forth in the table above, (2) the annual return on investment before fees and expenses is 5%, as required by the SEC, (3) the net return after payment of fees and expenses is distributed to stockholders and reinvested at net asset value, and (4) subscribers to Class A shares will pay an upfront selling commission of up to 3.0% and a dealer manager fee of up to 2.50%.

You would pay the following expenses assuming a 5% annual return (none of which is subject to incentive fees on capital gains):

Class	1 Year	3 Years	5 Years	10 Years
Class A	$129	$267	$397	$693

You would pay the following expenses assuming a 5% annual return resulting entirely from net realized capital gains:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$135	$282	$421	$738

While the examples assume a 5% annual return, our performance will vary and may result in an annual return that is greater or less than 5%. These examples should not be considered a representation of your future expenses, and actual expenses may be greater or less than those shown. With a 5% annual return that is generated partly or entirely from realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would likely be incurred. See “Investment Advisory Agreement and Fees” in the Prospectus for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger an incentive fee on income of a material amount, both our distributions to our common stockholders and our expenses would likely be higher.

PLAN OF DISTRIBUTION

This Prospectus Supplement No. 2 revises the “Plan of Distribution” section beginning on page 144 of the Prospectus to reflect the following:

•	Any reference to selling commissions of up to 7.0% with respect to Class A shares is hereby updated to 3.0%.

•	Any reference to a dealer manager fee of up to 2.75% with respect to Class A shares is hereby updated to 2.5%.

•	Any reference to aggregate selling commissions and dealer manager fees of up to 9.75% with respect to Class A shares is hereby updated to 5.5%.

•	The paragraph copied below hereby supplements the “Compensation of the Dealer Manager and Selected Broker-Dealers” subsection:

In addition, SIC Advisors will pay our dealer manager, without reimbursement from us, an annual distribution and stockholder servicing fee (the “Distribution and Stockholder Servicing Fee”) that accrues daily in an amount equal to 1/365th of up to 1.0% of the net asset value per Class A share as of the end of each quarterly period following the date of purchase on a continuous basis from year to year for providing certain services. The Distribution and Stockholder Servicing Fee will be paid with respect to ongoing services provided to our stockholders, which ongoing services may include providing ongoing or regular account or portfolio maintenance for the stockholder, assisting with recordkeeping, responding to investor inquiries regarding dividends, providing services to investors related to the share repurchase program, offering to meet with the stockholder to provide overall guidance on the stockholder’s investment in us or to answer questions about the account statement or valuations, and/or providing other similar services as the stockholder may reasonably require in connection with his or her investment. SIC Advisors will not pay a Distribution and Stockholder Servicing Fee in respect to shares issued pursuant to our dividend reinvestment plan. Our dealer manager will reallow all of the Distribution and Stockholder Servicing Fee to Participating Dealers as marketing fees or to defray other distribution-related expenses. Such amounts will not be paid by our stockholders. SIC Advisors will cease making these payments to our dealer manager with respect to each share upon the earliest to occur of the following: (i) a listing of Class A shares on a national securities exchange, or any other liquidity event described in this Prospectus; (ii) following the completion of our offering, total underwriting compensation in the offering, paid from any source, equals 10% of the gross proceeds from the offering; (iii) there are no longer any Class A shares outstanding; (iv) the end of the quarter in which our transfer agent, on our behalf, determines that total underwriting compensation, including selling commissions, the dealer manager fee, the Distribution and Stockholder Servicing Fee and other elements of underwriting compensation with respect to such Class A share, would be in excess of 8.5% of the actual price paid for such Class A share; (v) the end of the quarter in which our transfer agent, on our behalf, determines that the Distribution and Stockholder Servicing Fee with respect to such Class A share would be in excess of 3.0% of the actual price paid for such Class A share; (vi) the date on which such Class A share is repurchased by us or is no longer outstanding; (vii) the date on which the holder of such Class A share or its agent notifies us or our agent that he or she is no longer represented by the participating broker-dealer through which the holder purchased such Class A Share and is represented by a new participating broker-dealer; provided that the SIC Advisors will continue paying the Distribution and Stockholder Servicing Fee, which shall be reallowed to the new participating broker-dealer, if the new participating broker-dealer enters into a participating broker-dealer agreement or otherwise agrees to provide the services described in the First Amendment to the Second Amended and Restated Dealer Manager Agreement; or (viii) the date when SIC Advisors no longer serves as our investment adviser.

The following table, which is found under the sub-section entitled “Volume Discounts” on page 147 of the Prospectus, is replaced with the following disclosure:

The following table illustrates the various discount levels that will be offered to qualifying purchasers by participating broker-dealers for Class A shares purchased in the primary offering:

Dollar Amount of Shares Purchased	Selling Commission Percentage	Dealer Manager Fee	Purchase Price per Share to Investor(1)
Up to $499,999	3.00%	2.50%	$8.55
$500,000 to $999,999	2.50%	2.50%	$8.51
$1,000,000 to $1,999,999	2.00%	2.50%	$8.47
$2,000,000 to $2,999,999	1.50%	2.50%	$8.42
$3,000,000 to $4,999,999	1.25%	2.35%	$8.39
$5,000,000 to $9,999,999	1.00%	2.35%	$8.37
$10,000,000 and above	—%	2.15%	$8.26
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(1) Assumes a $8.55 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

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